                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:  ALLIED PRODUCTS CORPORATION           CASE NO.  00 B 28798
            ---------------------------                    ------------

          SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS (1)
          ---------------------------------------------------

          For Month Ending  February 28, 2002
                           _____________

BEGINNING BALANCE IN ALL ACCOUNTS                $ 7,940,542
                                                 ===========
RECEIPTS:
         1. Receipts from operations             $         -
                                                 -----------
         2. Other Receipts                       $    32,969
                                                 -----------
         3. Miscellaneous Receipts               $         -
                                                 -----------
         4. Sale Of Assets                       $         -
                                                 -----------
         5. Receipt Of Escrow                    $         -
                                                 -----------
         6. General Motors Funding               $         -
                                                 -----------
DISBURSEMENTS:
         3. Net payroll:
            a. Officers                          $    17,716
                                                 -----------
            b. Others                            $    42,196
                                                 -----------
         4. Taxes
            a. Federal Income Taxes              $    18,579
                                                 -----------
            b. FICA withholdings                 $     6,731
                                                 -----------
            c. Employee's withholdings (2)       $       296
                                                 -----------
            d. Employer's FICA                   $     6,731
                                                 -----------
            e. Federal Unemployment Taxes        $        56
                                                 -----------
            f. State Unemployment Taxes          $       374
                                                 -----------
            g. State Employee withholdings       $     2,469
                                                 -----------
            h. All other taxes                   $         -
                                                 -----------
         5. Necessary expenses:
            a. Rent or mortgage payments (s)     $     1,000
                                                 -----------
            b. Utilities                         $         -
                                                 -----------
            c. Insurance                         $    51,715
                                                 -----------
            d. Merchandise bought for            $         -
                 manufacture or sale             -----------
            e. Other necessary expenses
                 Foothill Secured Loan           $         -
                                                 -----------
                 Asset Sale Related Expenses     $         -
                                                 -----------
                 Union Closure Agreement         $         -
                                                 -----------
                 Professional/Trustee Fees       $   128,406
                                                 -----------
                 All Other Disbursements         $    33,772
                                                 ===========
TOTAL DISBURSEMENTS                              $   310,040
                                                 ===========

NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD                             $  (277,071)
                                                                                -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $ 7,663,471
       OPERATING ACCOUNT: 5800272592                                            -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $     6,363
       PAYROLL ACCOUNT: 5800272618                                              -----------
ENDING BALANCE IN LASALLE BANK N.A., ALLIED PRODUCTS D.I.P. CASE #00B28798      $    (2,102)
       ACCOUNTS PAYABLE DISBURSEMENTS: 5800272600                               -----------
ENDING BALANCE IN LASALLE BANK N.A., VERSON CORPORATION
       PAYROLL ACCOUNT: 5800026501                                              $    (2,188)
                                                                                -----------
ENDING BALANCE IN ALL ACCOUNTS                   $ 7,665,544
                                                 -----------

(1) All information reflects cash activity per Company accounting records
(2) Includes wage garnishments

                             OPERATING REPORT Page 1
                                   Exhibit "B"

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                                RECEIPTS LISTING
                                ----------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                           _____________

SUMMARY OF COMPANY RECEIPTS FOR THE PERIOD OF FEBRUARY 1, 2002 THROUGH FEBRUARY 28, 2002 (1)

DATE RECEIVED               DESCRIPTION                                   AMOUNT
-------------               -----------                                   ------
None                 General Motors                                    $       -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
                     Additional Receipts                                       -
Various                        Employee Related/COBRA Receipts-Foothill        -
Various                        Operational Receipts                            -
Various                        Sales Of Assets                                 -
Various                        Other Receipts                             32,969
Various                        GM Funding                                      -
                                                                        ========
                TOTAL RECEIPTS                                          $ 32,969
                                                                        ========

(1) Please see attached pages for the detail of receipts by Company bank account

                        OPERATING REPORT Page 2 (2 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                                RECEIPTS LISTING
                                ----------------

          FOR MONTH ENDING FEBRUARY 28, 2002
                           ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272592
                ----------------------------------------------------------------

DATE RECEIVED               DESCRIPTION                                   AMOUNT
-------------               -----------                                   ------
None                 General Motors                                     $      -
None                 Chrysler Progress Payments                                -
None                 Chrysler Holdbacks                                        -
None                 Chrysler Repairs                                          -
None                 Misc. Holdbacks & Acceptances                             -
None                 Verson Std. Products                                      -
None                 Corporate                                                 -
None                 Receipt of Escrow                                         -
None                 Note Receivable                                           -
Various              Additional Receipts                                       -
Various                        Employee Related/COBRA Receipts-Foothill        -
Various                        Operational Receipts                            -
Various                        Sales Of Assets                                 -
Various                        Other Receipts                             32,969
Various                        GM Funding                                      -
                                                                        ========
                TOTAL RECEIPTS                                          $ 32,969
                                                                        ========

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (3 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                ------------------------------                ------------

                                RECEIPTS LISTING
                                ----------------

          FOR MONTH ENDING   FEBRUARY 28, 2002
                           ______________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272618
                ----------------------------------------------------------------

DATE RECEIVED               DESCRIPTION                                   AMOUNT
-------------               -----------                                   ------
None                  General Motors                                    $      -
None                  Chrysler Progress Payments                               -
None                  Chrysler Holdbacks                                       -
None                  Chrysler Repairs                                         -
None                  Misc. Holdbacks & Acceptances                            -
None                  Verson Std. Products                                     -
None                  Corporate                                                -
None                  Receipt of Escrow                                        -
None                  Note Receivable                                          -
                      Additional Receipts
None                           Employee Related/COBRA Receipts-Foothill        -
None                           Operational Receipts                            -
None                           Sales Of Assets                                 -
None                           Other Receipts                                  -
None                           GM Funding                                      -
                                                                        ========
                TOTAL  RECEIPTS                                         $      -
                                                                        ========

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (4 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                                RECEIPTS LISTING
                                ----------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272600
                ----------------------------------------------------------------

DATE RECEIVED               DESCRIPTION                                   AMOUNT
-------------               -----------                                   ------
None                  General Motors                                    $      -
None                  Chrysler Progress Payments                               -
None                  Chrysler Holdbacks                                       -
None                  Chrysler Repairs                                         -
None                  Misc. Holdbacks & Acceptances                            -
None                  Verson Std. Products                                     -
None                  Corporate                                                -
None                  Receipt of Escrow                                        -
None                  Note Receivable                                          -
                      Additional Receipts
None                           Employee Related/COBRA Receipts-Foothill        -
None                           Operational Receipts                            -
None                           Sales Of Assets                                 -
None                           Other Receipts                                  -
None                           GM Funding                                      -
                                                                        ========
                TOTAL RECEIPTS                                          $      -
                                                                        ========

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (5 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                                RECEIPTS LISTING
                                ----------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800026501
                ----------------------------------------------------------------

DATE RECEIVED               DESCRIPTION                                   AMOUNT

None                  General Motors                                    $      -
None                  Chrysler Progress Payments                               -
None                  Chrysler Holdbacks                                       -
None                  Chrysler Repairs                                         -
None                  Misc. Holdbacks & Acceptances                            -
None                  Verson Std. Products                                     -
None                  Corporate                                                -
None                  Receipt of Escrow                                        -
None                  Note Receivable                                          -
                      Additional Receipts                                      -
None                           Operational Receipts                            -
None                           Operational Receipts-Foothill Account           -
None                           Sales Of Assets                                 -
None                           Other Receipts                                  -
None                           GM Funding                                      -
                                                                        ========
                TOTAL RECEIPTS                                          $      -
                                                                        ========

Receipts may be identified by major categories. It is not necessary to list each transaction separately by name of customer or invoice number. You must, however, create a separate list for each bank account to which receipts were deposited during the month.

                        OPERATING REPORT Page 2 (6 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION           CASE NO.: 00 B 28798
                --------------------------------               ------------

                              DISBURSEMENT LISTING
                              --------------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

SUMMARY OF COMPANY DISBURSEMENTS FOR THE PERIOD OF FEBRUARY 1, 2002 THROUGH FEBRUARY 28, 2002

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                      AMOUNT
--------------      --------------                  -----------                      ------
   Various             Various         Salaries, Benefits & Insurance              $ 112,773
   Various             Various         Stay Bonus                                     34,089
    None                 None          Utilities                                           -
   Various             Various         Rents & Leases                                  1,000
    None                 None          Remaining Man. Costs                                -
    None                 None          Pre-Petition Vendor Payments                        -
    None                 None          Real Estate Taxes                                   -
    None                 None          Asset Sale Related Expenses                         -
    None                 None          Foothill Capital-Secured Loan                       -
    None                 None          Union Closure Agreement                             -
    None                 None          Parts Purchases                                     -
   Various             Various         Professional/Trustee Fees                     128,406
    None                 None          Foothill Principal Payments                         -
    None                 None          Letter of Credit Fees                               -
    None                 None          Federal and State Income Taxes                      -
    None                 None          Foothill Interest & Fees                            -
   Various             Various         All Other                                      33,772

                                                                                  ==========
                                 TOTAL DISBURSEMENTS                               $ 310,040
                                                                                  ==========

(1) Please see attached pages for the detail of disbursements by Company bank account

                        OPERATING REPORT Page 3 (7 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                              DISBURSEMENT LISTING
                              --------------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: OPERATING ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272592
                ----------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                     AMOUNT
--------------      --------------                  -----------                     ------
   Various             Various           Salaries, Benefits & Insurance            $ 112,773
   Various             Various           Stay Bonus                                   34,089
    None                 None            Utilities                                         -
   Various             Various           Rents & Leases                                1,000
    None                 None            Remaining Man. Costs                              -
    None                 None            Pre-Petition Vendor Payments                      -
    None                 None            Real Estate Taxes                                 -
    None                 None            Asset Sale Related Expenses                       -
    None                 None            Foothill Capital-Secured Loan                     -
    None                 None            Union Closure Agreement                           -
    None                 None            Parts Purchases                                   -
   Various             Various           Professional/Trustee Fees                   128,406
    None                 None            Foothill Principal Payments                       -
    None                 None            Letter of Credit Fees                             -
    None                 None            Federal and State Income Taxes                    -
    None                 None            Foothill Interest & Fees                          -
   Various             Various           All Other                                    33,772

                                                                                   =========
                                    TOTAL DISBURSEMENTS                            $ 310,040
                                                                                   =========

             You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (8 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                              DISBURSEMENT LISTING
                              --------------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272618
                ----------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                      AMOUNT
--------------      --------------                  -----------                      ------
    None                 None            Salaries, Benefits & Insurance            $       -
    None                 None            Stay Bonus                                        -
    None                 None            Utilities                                         -
    None                 None            Rents & Leases                                    -
    None                 None            Remaining Man. Costs                              -
    None                 None            Pre-Petition Vendor Payments                      -
    None                 None            Real Estate Taxes                                 -
    None                 None            Asset Sale Related Expenses                       -
    None                 None            Foothill Capital-Secured Loan                     -
    None                 None            Union Closure Agreement                           -
    None                 None            Parts Purchases                                   -
    None                 None            Professional/Trustee Fees                         -
    None                 None            Foothill Principal Payments                       -
    None                 None            Boeing Letter of Credit                           -
    None                 None            Foothill Interest & Fees                          -
    None                 None            All Other                                         -

                                                                                   =========
                                    TOTAL DISBURSEMENTS                            $       -
                                                                                   =========

                 You must create a separate list for each bank account for which disbursements were made during the month.

                        OPERATING REPORT Page 3 (9 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION           CASE NO.: 00 B 28798
                -------------------------------                ------------

                              DISBURSEMENT LISTING
                              --------------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   ALLIED PRODUCTS D.I.P. CASE #00B28798: ACCOUNTS PAYABLE ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800272600
                ----------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                     AMOUNT
--------------      --------------                  -----------                     ------
    None                 None             Salaries, Benefits & Insurance           $       -
    None                 None             Stay Bonus                                       -
    None                 None             Utilities                                        -
    None                 None             Rents & Leases                                   -
    None                 None             Remaining Man. Costs                             -
    None                 None             Pre-Petition Vendor Payments                     -
    None                 None             Real Estate Taxes                                -
    None                 None             Asset Sale Related Expenses                      -
    None                 None             Foothill Capital-Secured Loan                    -
    None                 None             Union Closure Agreement                          -
    None                 None             Parts Purchases                                  -
    None                 None             Professional/Trustee Fees                        -
    None                 None             Foothill Principal Payments                      -
    None                 None             Boeing Letter of Credit                          -
    None                 None             Foothill Interest & Fees                         -
    None                 None             All Other                                        -

                                                                                   =========
                                      TOTAL DISBURSEMENTS                          $       -
                                                                                   =========

          You must create a separate list for each bank account for which disbursements were made during the month.

                       OPERATING REPORT Page 3 (10 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

                              DISBURSEMENT LISTING
                              --------------------

          FOR MONTH ENDING  FEBRUARY 28, 2002
                            ____________

Bank:           LASALLE BANK N.A.
                ----------------------------------------------------------------

Location:       135 SOUTH LASALLE STREET, CHICAGO, IL 60603
                ----------------------------------------------------------------

Account Name:   VERSON CORPORATION PAYROLL ACCOUNT
                ----------------------------------------------------------------

Account No.:    5800026501
                ----------------------------------------------------------------

DATE DISBURSED      CHECK/WIRE NO.                  DESCRIPTION                     AMOUNT
--------------      --------------                  -----------                     ------
    None                 None             Salaries, Benefits & Insurance           $       -
    None                 None             Stay Bonus                                       -
    None                 None             Utilities                                        -
    None                 None             Rents & Leases                                   -
    None                 None             Remaining Man. Costs                             -
    None                 None             Pre-Petition Vendor Payments                     -
    None                 None             Real Estate Taxes                                -
    None                 None             Asset Sale Related Expenses                      -
    None                 None             Foothill Capital-Secured Loan                    -
    None                 None             Union Closure Agreement                          -
    None                 None             Parts Purchases                                  -
    None                 None             Professional/Trustee Fees                        -
    None                 None             Foothill Principal Payments                      -
    None                 None             Boeing Letter of Credit                          -
    None                 None             Foothill Interest & Fees                         -
    None                 None             All Other                                        -

                                                                                   =========
                                     TOTAL DISBURSEMENTS                           $       -
                                                                                   =========

          You must create a separate list for each bank account for which disbursements were made during the month.

                       OPERATING REPORT Page 3 (11 of 17)

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:              ALLIED PRODUCTS CORPORATION  CASE NO.: 00 B 28798
                        -----------------------------        ------------

                       FOR MONTH ENDING FEBRUARY 28, 2002
                                        ____________

STATEMENT OF INVENTORY (PRE-PETITION AND POST-PETITION)

                       Beginning Inventory                        $       -
                                                                 ===========

                       Add: purchases                             $       -
                                                                 -----------

                       Less: goods sold                           $       -
                           (cost basis)                          ===========

                       Ending Inventory                           $       -
                                                                 ===========

PAYROLL INFORMATION STATEMENT

Gross payroll for this period                                     $  95,147
                                                                 ===========

Payroll taxes due but unpaid                                      $       -
                                                                 ===========

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                                 Amount of   Number of   Amounts of
                                Date regular      Regular    Payments      Payments
   Name of Creditor/Lessor     payment is due     Payment   Delinquent   Delinquent*
   -----------------------     --------------     -------   ----------   -----------
                                                                            $    -

* Include only post-petition payments

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                ------------------------------                ------------

                       FOR MONTH ENDING FEBRUARY 28, 2001
                                        ____________

STATEMENT OF AGED RECEIVABLES (PRE-PETITION AND POST-PETITION)

ACCOUNTS RECEIVABLE:

                       Beginning month balance                   $  13,316,963
                                                                 --------------
                       Add:  sales on account (2)                $          -
                                                                 --------------
                       Less: collections/adjustments             $          -
                                                                 --------------
                       End of month balance                      $  13,316,963
                                                                 --------------

    0-30 Days          31-60 Days          61-90 Days           Over 90 Days (1)          End of Month
   ----------         ------------        ------------         ------------------        --------------
    $      -           $       -           $       -            $     13,316,963         $   13,316,963
   ----------         ------------        ------------         ------------------        --------------

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)


                       Beginning of month balance                 $          -
                                                                 --------------
                       Add: credit extended                       $    196,594
                                                                 --------------
                       Less: payments of account                  $   (196,594)
                                                                 --------------
                       End of month balance                       $          -
                                                                 --------------

    0-30 Days          31-60 Days          61-90 Days           Over 90 Days              End of Month
   ----------         -----------         ------------         --------------            --------------
   $       -           $       -            $      -            $           -            $            -
   ----------         -----------         ------------         --------------            --------------

        ITEMIZE ALL POST-PETITION PAYABLES OVER 30 DAYS OLD ON A SEPARATE
                       SCHEDULE AND FILE WITH THIS REPORT

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME:      ALLIED PRODUCTS CORPORATION          CASE NO.: 00 B 28798
                -------------------------------               ------------

          FOR MONTH ENDING  DECEMBER 31, 2001
                            ____________

                                TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post-petition taxes or withholdings have been paid currently.

        1.   Federal Income Taxes                   Yes  /X/      No  / /

        2.   FICA withholdings                      Yes  /X/      No  / /

        3.   Employee's withholdings                Yes  /X/      No  / /

        4.   Employer's FICA                        Yes  /X/      No  / /

        5.   Federal Unemployment Taxes             Yes  /X/      No  / /

        6.   State Income Tax                       Yes  /X/      No  / /

        7.   State Employee withholdings            Yes  /X/      No  / /

        8.   All other state taxes                  Yes  /X/      No  / /

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                             OPERATING REPORT Page 6

                Department of the Treasury - Internal Revenue Service
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
      TO     District Director, Internal revenue Service
             Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
    FROM:    Name of Taxpayer       Allied Products Corp
             -------------------------------------------------------------------
             Taxpayer Address       1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
================================================================================

SECTION 1             FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                                for the payroll period from 26-Jan-02 to 8-Feb-02
                                                            ---------    --------
Taxes Reported on               Payroll Date                 8-Feb-02
form 941, Employer's                                         --------
Quarterly Federal Tax   Gross wages paid to employees                    $ 32,423
Return                                                                   --------
                        Income tax withheld                              $  7,271
                                                                         --------
                        SOCIAL SECURITY Employer's Soc. Sec.             $  2,010
                                                                         --------
                                        Employee's Soc. Sec                 2,010
                                                                         --------
                                        Employer's Medicare                   470
                                                                         --------
                                        Employee's Medicare                   470
                                                                         ========
                                        SOC. SEC & MEDICARE TOTAL        $  4,961
                                                                         ========
                        Tax Deposited                                    $ 12,232
                                                                         ========
                        Date Deposited                    Wired To ADP 02/08/02
                                                           ---------------------
================================================================================

SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                               for the payroll period from           to
                                                           ---------    --------
Taxes Reported on
form 940, Employer's    Gross wages paid to employees                  $      -
Annual Federal                                                          --------
Unemployment Tax        Tax Deposited                                  $      -
Return                                                                 --------
                        Date Deposited
                                                           ---------------------
================================================================================

                                  CERTIFICATION

 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
================================================================================
Deposit Method     / /        Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        /X/        Electronic Federal Payment System (EFTPS) Deposit
================================================================================

Amount (Form 941 Taxes)   Date of Deposit        EFTPS acknowledgement number
                          Wired To ADP 02/08/02  or Form 8109 FT received by:(1)
================================================================================
Amount (Form 940 Taxes)   Date of Deposit        EFTPS acknowledgement number or
                                                 Form 8109 FTD received by:
================================================================================
Depositor's Employer                             Name and Address of Bank
Identification Number:
================================================================================

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
================================================================================
Signed:                   Date:
================================================================================
Name and Title         Richard Drexler, Chairman, President, CEO and CFO
(print or type)
================================================================================
(1) Information is provided on a quarterly basis.

15 of 17
Payroll 02.08                 Cat. #43099Z                 Form 6123 (rev.06-97)

                 Department of the Treasury - Internal Revenue Service
(REV. 06-97)       VERIFICATION OF FIDUCIARY'S FEDERAL TAX DEPOSIT
--------------------------------------------------------------------------------
                    DO NOT ATTACH THIS NOTICE TO YOUR RETURN
--------------------------------------------------------------------------------
      TO     District Director, Internal revenue Service
             Attn: Chief, Special Procedures Function
--------------------------------------------------------------------------------
    FROM:    Name of Taxpayer       Allied Products Corp
             -------------------------------------------------------------------
             Taxpayer Address       1355 East 93rd Street Chicago, IL 60619
--------------------------------------------------------------------------------
The following information is to notify you of Federal tax deposit(s) (FTD) as required by the United States Bankruptcy Court (complete sections 1 and/or 2 as appropriate):
================================================================================

SECTION 1            FORM 941 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                              for the payroll period from  9-Feb-02 to 22-Feb-02
                                                           --------    ---------
Taxes Reported on             Payroll Date                 22-Feb-02
form 941, Employer's                                       ---------
Quarterly Federal Tax  Gross wages paid to employees                    $ 55,563
Return                                                                  --------
                       Income tax withheld                              $ 11,307
                                                                        --------
                       SOCIAL SECURITY Employer's Soc. Sec.             $  3,445
                                                                        --------
                                       Employee's Soc. Sec                 3,445
                                                                        --------
                                       Employer's Medicare                   806
                                                                        --------
                                       Employee's Medicare                   806
                                                                        ========
                                       SOC. SEC & MEDICARE TOTAL        $  8,501
                                                                        ========
                       Tax Deposited                                    $ 19,808
                                                                        ========
                       Date Deposited                      Wired To ADP 02/22/02
                                                           ---------------------
================================================================================

SECTION 2             FORM 940 FEDERAL TAX DEPOSIT (FTD) INFORMATION
                               for the payroll period from           to
                                                           ---------    --------
Taxes Reported on
form 940, Employer's    Gross wages paid to employees                   $      -
Annual Federal                                                          --------
Unemployment Tax        Tax Deposited                                   $      -
Return                                                                  --------
                        Date Deposited
                                                           ---------------------
================================================================================

                                  CERTIFICATION
 (CERTIFICATION IS LIMITED TO RECEIPT OR ELECTRONIC TRANSMITTAL OF DEPOSIT ONLY)

This certifies receipt or electronic transmittal of deposits described below for Federal taxes as defined in Circular E, Employer's Tax Guide (Publication 15)
================================================================================
Deposit Method     / /        Form 8109/8109B Federal Tax Deposit (FTD) coupon
(check box)        /X/        Electronic Federal Payment System (EFTPS) Deposit
================================================================================

Amount (Form 941 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                         Wired To ADP 02/22/02  Form 8109 FTD received by: (1)
================================================================================
Amount (Form 940 Taxes)  Date of Deposit        EFTPS acknowledgement number or
                                                Form 8109 FTD received by:
================================================================================
Depositor's Employer                            Name and Address of Bank
Identification Number:
================================================================================

Under penalties of perjury, I certify that the above federal tax deposit information is true and correct
================================================================================
Signed:                   Date:
================================================================================
Name and Title       Richard Drexler, Chairman, President, CEO and CFO
(print or type)
================================================================================
(1) Information is provided on a quarterly basis.

16 of 17
Payroll 02.22                 Cat. #43099Z                 Form 6123 (rev.06-97)

                     IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, RICHARD DREXLER, acting as the duly authorized agent for Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                         ---------------------------------------
                                         For the Debtor In Possession (Trustee)

                                         Print or type name and capacity of
                                         person signing this Declaration:

                                                    Richard A. Drexler
                                         ---------------------------------------

                                             Chairman, President, CEO and CFO
                                         ---------------------------------------

DATED:
       ----------------------------------

                             OPERATING REPORT Page 8